SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 13, 2015 (February 11, 2015)

Southwest Iowa Renewable Energy, LLC
(Exact Name of registrant as specified in its charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01.	Entry into a Material Definitive Agreement.

On February 11, 2015, Southwest Iowa Renewable Energy, LLC (the “Company”) entered into Amendment No. 1 to Credit Agreement (the “First Amendment”) with Farm Credit Services of America, FLCA (“FCSA”) and CoBank, ACB as cash management provider and agent (“CoBank”), to amend that certain Credit Agreement (the “Credit Agreement”), effective June 24, 2014, the Company entered into with FCSA and CoBank as cash management provider and agent.  On or about August 28, 2014, SIRE DISC, Inc. (“DISC”), a wholly owned subsidiary of the Company, was formed.  The First Amendment provides a security interest on all the assets of DISC under the Credit Agreement in addition to a security interest on all of the assets of the Company.  Additionally, pursuant to the First Amendment, FCSA and CoBank have agreed to certain actions or activities previously prohibited by the Agreement relating to subsidiaries of the Company to the extent such actions or activities relate to DISC.  Except as set forth in the First Amendment, all other terms of the Credit Agreement remain in full force and effect.

Subsequently on February 11, 2015, the Company entered into Amendment No. 2 to Credit Agreement (the “Second Amendment”) with FCSA and CoBank to further amend the Credit Agreement.  The Company’s Board of Directors previously approved a proposal to finance the construction of two new grain bins (the “Bins”) with a leasing agreement with the Farm Credit Leasing Services Corporation, a federally chartered corporation (and affiliate of FCSA) (the “Leasing Agreement”).  The Second Amendment adds to the list of liens the Company and its subsidiaries may create with respect to the Company’s assets liens with respect to the Bins and to the Company’s other real property that secures the Company’s obligations under the Leasing Agreement.  Additionally, the Second Amendment adds the Leasing Agreement and other similar leases to the list of operating leases for which the Company and its subsidiaries may make payments in a given fiscal year exceeding $750,000.00 in the aggregate.

The foregoing descriptions of the First Amendment and the Second Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the First Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference and the full text of the Second Amendment which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03, as if fully set forth herein.

Item9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 1 to Credit Agreement dated February 11, 2015 by and between Southwest Iowa Renewable Energy, LLC, Farm Credit Services of America, FLCA and CoBank, ACB.

10.2	Amendment No. 2 to Credit Agreement dated February 11, 2015 by and between Southwest Iowa Renewable Energy, LLC, Farm Credit Services of America, FLCA and CoBank, ACB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

	By:	/s/ Brian T. Cahill
Date: February 13, 2015		Brian T. Cahill
General Manager, President, and CEO

Exhibit Index

Exhibit Number	Description
10.1	Amendment No. 1 to Credit Agreement dated February 11, 2015 by and between Southwest Iowa Renewable Energy, LLC, Farm Credit Services of America, FLCA and CoBank, ACB

10.2	Amendment No. 2 to Credit Agreement dated February 11, 2015 by and between Southwest Iowa Renewable Energy, LLC, Farm Credit Services of America, FLCA and CoBank, ACB.